SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 29, 2001
                    ---------------------------------------



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                    333-87441            13-3789046
 -----------------------------     -------------          ------------
(State or Other Jurisdiction     (Commission File      (I.R.S. Employer
    of Incorporation)                   Number)        Identification No.



                                60 Wall Street
                           New York, New York 10260
              ---------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-9344



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Item 5.  Other Events
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Filing of Pooling and Servicing Agreement.
-----------------------------------------

     On March 1, 2001, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and State Street Bank and Trust Company, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------

         Information and Exhibits.
         ------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description
         -----------                                 -----------
             99                             Pooling and Servicing Agreement

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                           SECURITIES CORP.



                                     By: /s/ Bianca Russo
                                         ---------------------------------
                                         Name:  Bianca A. Russo
                                                Title: Vice President



Dated:  April 20, 2001

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

99.      Pooling and Servicing Agreement